Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                  For the Three Months   For the Twelve Months
                                   Ended December 31,      Ended December 31,
                                     1996       1995        1996        1995
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                                                  (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income.............  $ 178,247  $ 148,261  $  640,477  $  544,226
Provision for possible credit
 losses.........................     44,351     38,714     178,224     138,176
Other operating income..........    581,966    405,768   1,895,923   1,424,618
Other operating expense.........    468,461    332,844   1,572,551   1,246,067
  Net income(a).................    149,430    110,212     474,495     353,099

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PER COMMON SHARE DATA FOR THE PERIOD(b):

Earnings(c).....................  $     .41  $     .32  $     1.33  $     1.03
Dividends.......................        .11        .09         .43         .37
Book value......................       4.20       3.34

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RATIOS:

Return on average total assets..       3.66%      3.54%       3.26%       3.09%
Return on average stockholders'
 equity.........................      37.45      39.37       34.46       35.51
Average receivables to average
 deposits.......................      93.36      88.81       92.50       91.60
Stockholders' equity to total
 assets.........................      10.00       9.56

Loan Portfolio:
  Delinquency(d)................       3.59       3.11
  Net credit losses.............       1.86       2.11        1.98        1.91

Managed Loans(e):
  Delinquency...................       4.28       3.70
  Net credit losses.............       3.30       2.94        3.35        2.74
  Net interest margin(f)........       7.63       7.49        7.62        7.42

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
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                            For the Three Months         For the Twelve Months
                             Ended December 31,            Ended December 31,
                             1996         1995            1996          1995
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                                              (unaudited)
MANAGED LOAN DATA(e):

At Period End:
  Loans held for
   securitization....... $  2,469,974 $  3,168,427
  Loan portfolio........    7,659,078    4,967,491
  Securitized loans.....   28,494,481   18,575,786
                         ------------ ------------
    Total managed loans. $ 38,623,533 $ 26,711,704
                         ============ ============

Average:
  Loans held for
   securitization....... $  2,442,547 $  1,643,138  $  2,529,484  $  2,269,362
  Loan portfolio........    7,077,092    5,685,837     6,174,095     4,792,536
  Securitized loans.....   26,727,630   18,171,357    22,514,014    15,440,499
                         ------------ ------------  ------------  ------------
    Total managed loans. $ 36,247,269 $ 25,500,332  $ 31,217,593  $ 22,502,397
                         ============ ============  ============  ============
For the Period:
  Sales and cash
   advance volume....... $ 14,585,902 $  9,522,753  $ 48,666,129  $ 34,272,909

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BALANCE SHEET DATA AT PERIOD END:

Investment securities
 and money market
 instruments............ $  3,194,664 $  2,669,402
Loans held for
 securitization.........    2,469,974    3,168,427

Credit card loans.......    5,722,299    4,090,553
Other consumer loans....    1,936,779      876,938
                         ------------ ------------
  Total loans...........    7,659,078    4,967,491
Reserve for possible
 credit losses..........     (118,427)    (104,886)
                         ------------ ------------
  Net loans.............    7,540,651    4,862,605

Total assets............   17,035,342   13,228,889
Total deposits..........   10,151,686    8,608,914
Stockholders' equity....    1,704,308    1,265,058
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
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                For the Three Months     For the Twelve Months
                                 Ended December 31,        Ended December 31,
                                  1996        1995          1996        1995
------------------------------------------------------------------------------
                                                 (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments.... $ 3,283,703 $ 2,834,759  $ 2,927,351 $ 2,451,783
Loans held for
 securitization..............   2,442,547   1,643,138    2,529,484   2,269,362

Credit card loans............   5,434,521   4,931,648    4,907,814   4,160,230
Other consumer loans.........   1,642,571     754,189    1,266,281     632,306
                              ----------- -----------  ----------- -----------
  Total loans................   7,077,092   5,685,837    6,174,095   4,792,536
Reserve for possible credit
 losses......................    (118,378)   (104,939)    (111,041)   (103,568)
                              ----------- -----------  ----------- -----------
  Net loans..................   6,958,714   5,580,898    6,063,054   4,688,968

Total assets.................  16,256,268  12,363,579   14,571,288  11,425,721
Total deposits...............  10,196,185   8,252,454    9,408,843   7,709,840
Stockholders' equity.........   1,587,449   1,110,606    1,377,072     994,287
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Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(b)....................     348,537     344,160      345,988     342,429
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
NOTES:
(a) Net income for the twelve months ended December 31, 1996, includes a $32.8 million tax benefit related to deductions for the amortization of Customer-based intangible assets acquired in connection with the 1991 initial public offering of the Corporation's Common Stock, and a charge of $32.8 million net of tax ($54.3 million pre-tax) related to the launch of the MBNA Platinum Plus Visa and Mastercard program. These items were recognized by the Corporation during the three months ended March 31, 1996.
(b) Per common share data and weighted average common shares outstanding and common stock equivalents reflect the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued January 1, 1997, to stockholders of record as of the close of business on December 16, 1996.
(c) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding (including common stock equivalents).
(d) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(e) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(f) Managed net interest margin is presented on a fully taxable equivalent basis.
                   ________________________________________

The Corporation is required to adopt Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" effective for all transactions occurring after December 31, 1996. Statement No. 125 requires recognition of a gain at the time of the initial sale and each subsequent sale of loan receivables in a securitization. Previously, the Corporation recognized this income over the life of the securitization. These gains, which are expected to be material in 1997, will be invested in additional business development efforts and, as a result, will have no impact on the Corporation's 1997 net income.